Exhibit 99.1

PRESS RELEASE

ASPEN ANNOUNCES DAVID COHEN TO
LEAD ITS INSURANCE SEGMENT

HAMILTON, Bermuda - 26 January, 2018 - Aspen Insurance Holdings Limited (“Aspen”) (NYSE:AHL) announced today that David Cohen, President and Chief Underwriting Officer of Aspen Insurance, will lead the day-to-day management of the Insurance business, reporting to Group Chief Executive Officer, Chris O’Kane.

Chris O’Kane said: “David joined Aspen in November 2015. Since his arrival, he has upgraded the underwriting talent in our Insurance segment, is refocusing our underwriting book and is positioning Aspen Insurance for success in the next stage of its development. David is a strong and well-respected leader and I am confident that as we move forward, he will drive improvements across our Insurance business.”

Stephen Postlewhite, Chief Executive Officer of Aspen Insurance, is leaving the business with immediate effect.

Chris O’Kane commented: “Steve has made a significant contribution to Aspen over the last 15 years and I would like to wish him all the best for the future.”

- ENDS -

NOTES TO EDITORS:

About David Cohen
David Cohen joined Aspen Insurance in November 2015 as President and Chief Underwriting Officer. He has over 35 years' industry experience and, before joining Aspen, he was President (U.S.) and Global Casualty Chief Underwriting Officer at Liberty International Underwriters.

About Aspen Insurance Holdings Limited
Aspen provides reinsurance and insurance coverage to clients in various domestic and global markets through wholly-owned subsidiaries and offices in Australia, Bermuda, Canada, France, Germany, Ireland, Singapore, Switzerland, the United Arab Emirates, the United Kingdom and the United States. For the year ended December 31, 2016, Aspen reported $12.1 billion in total assets, $5.3 billion in gross reserves, $3.6 billion in total shareholders’ equity and $3.1 billion in gross written premiums. Its operating subsidiaries have been assigned a rating of “A” by

Standard & Poor’s Financial Services LLC (“S&P”), an “A” (“Excellent”) by A.M. Best Company Inc. (“A.M. Best”) and an “A2” by Moody’s Investors Service, Inc. (“Moody’s”).

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995
This press release may contain written “forward-looking statements” within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “project,” “anticipate,” “seek,” “will,” “estimate,” “may,” “likely,” “continue,” “assume,” “objective,” “aim,” “guidance,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar expressions of a future or forward-looking nature.

All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside Aspen’s control that could cause actual results to differ materially from such statements. For a detailed description of uncertainties and other factors that could impact the forward-looking statements in this press release, please see the “Risk Factors” section in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, each as filed with the U.S. Securities and Exchange Commission. Aspen undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information:

Investors
Mark Jones, Senior Vice President, Investor Relations, Aspen
mark.p.jones@aspen.co
+1 (646) 289 4945

Media
Steve Colton, Head of Group Communications, Aspen
Steve.colton@aspen.co
+44 20 7184 8337

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